UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): October 22, 2007

Chaolei Marketing and Finance Company
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-50214	65-0968839
(Commission File Number)	(IRS Employer Identification No.)

511 NE 94th Street
Miami Shores, Florida 33138
 (Address of Principal Executive Offices)(Zip Code)

(305) 758-3738
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

=====================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 22, 2007, we entered into an Agreement to acquire a Marketing and Commission Agreement with Sichuan Chaolei Industry Stock Company, LTD (“Sichuan”).  Pursuant to this Agreement, the Company agrees to be Sichuan’s sales agent throughout the World, in China and outside of China, for all products and services offered by Sichuan.  As consideration for this exclusive right, Sichuan shall pay the Company a 10% commission on worldwide sales.

We will issue 53,793,990 shares of common stock to Sichuan shareholders as identified in Schedule B of the Agreement attached to this 8-K.  The shares being issued pursuant to Schedule B of the Agreement are 244 shares less than the 53,794,042 shares stated in the Agreement because the list failed to include 52 shares and the remaining 192 shares were lost due to fractional shares being cancelled after the reverse split.  It is uncertain whether the Company will issue the 52 shares but the 192 shares will not be reissued.  In addition, we will issue 3,000,000 shares of common stock to the individuals identified on Schedule C of the Agreement attached to this 8-K as a finder’s fee for this transaction.

ITEM 3.02                      UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for private placement of these securities pursuant to Regulation S of the Act and are restricted pursuant to Rule 144.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

As discussed in Item 1.01 above, on October 22, 2007, pursuant to the terms of the Agreement, the Company issued 53,793,990 shares of common stock of Chaolei Marketing and Finance Company to Sichuan.  The total of 53,793,990 shares represents 89.65% of the outstanding common stock of the Company.  Sichuan received the shares as compensation for the acquisition of Marketing and Commission Agreement.   Pursuant to the Agreement the following changes to the Company’s directors and officers have occurred:

o	As of October 22, 2007, the following persons were appointed to the Board of Directors of the Company:
- Fan Luo, Chairman - Cuiling Jia, Director - Shan Wang, Director - Bin Zhou, Director - Hua Zhong, Director

o	Also, on October 22, 2007, the following persons were hired as Officers of the Company:

-  Fan Luo, President
-  Xingyou Liu, Vice President
-  Qin Zhao, Vice President
-  Xueji Liao, Vice President
-  Xianyu Wang, Chief Technology Officer
-  Wei Shi, Assistant Chief Technology Officer
-  Li Lei, Vice President of Finance
-  Hua Zhong, Secretary
-  Trulio Bruce, Assistant Secretary

o	Scott Silverman then resigned as the Chairman of the Board, Company’s President, Chief Executive Officer, Secretary, Chief Financial Officer, and Treasurer.

ITEM 5.02                     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Scott Silverman resigned as a member of the Company’s Board of Directors effective as of October 22, 2007. Scott Silverman also resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, Secretary and Treasurer, effective October 22, 2007. The resignation was the result of the Company entering into the Agreement with Sichuan and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 22, 2007, the Company appointed Fan Luo, Cuiling Jia, Shan Wang, Bin Zhou and Hua Zhong to the Board of Directors.  In addition, the Company hired Fan  Luo, Xingyou Liu, Qin Zhao, Queji Liao, Xianyu Wang, Wei Shi, Li Lei, Hua Zhong and Trulio Bruce as Officers of the Company.

Fan Luo, Chairman and President

Mrs. Luo, age 51, our President CEO and Chairman of the Board of Directors, has been engaged in senior administrative work in government and Metallurgy enterprise.  She has rich experience in management as well as business administration, and great foresight in technical fields. She is also the President and Chairman of Sichuan Chaolei Industrial Stock Co, Ltd., which is located in Chengdu, Sichuan Province, China, and has led that company to become a silicon production enterprise with a promising future.  She currently holds a Masters degree in Metallurgy and a MBA.

Cuiling Jia, Director

Ms. Jia, age 42, earned a bachelor degree in economics management.  Prior to joining the Company, she was engaged in the securities brokerage field for 11 years.  She was the director of securities brokerage at Tiantong Securities Co., LTD.  She passed the qualification examination of national security brokerage, proxy security issuing and security investment consulting.  She is a licensed securities broker in China

Wang Shan, Director

Wang Shan, age 43, graduated from Sichuan University with a Postgraduate degree in Business Management.  Wang was the Deputy director of investment department of Sichuan province development and reform commission, application and information department of economy information center, the director of cooperation center composed of Sichuan economy information center and Japan Sanling Business Company, and is now the general manager of Chendu Shuling Trade Development Co., LTD. Wang has strong experience in the import equipment and technology import of polysilicon and owns the patent of reduction furnace with 12 doubles in China.

Zhou Bin, Director

Zhou Bin, age 65, graduated from Lanzhou University with a Masters Degree in nuclear physics. At the Chinese Academy of Science, Zhou Bin has been engaged in exploration and design of industrial automatic products and applications of computer for over 10 years prior to joining the Board of CMFC.  He presided over the building of the computer center in the Xinjiang Weiwuer autonomous region in China.  He completed an independent study in Great Britain of the computer automatic test as well as data acquisition and processing system data was collected from over 3530 employees of Solartron Company.  Zhou Bin earned a provincial award for advancement in the field of science and technology for the national science foundation project of young scholars where studies were completed on superficial exposure depths and its effect on the body and on optical fiber super-micronutrient analysis systems.  Zhou also presided over a national five-year plan research and development project---“12-4K-2-03: completing the exploration of 12 industrial automatic products through cooperation, and gaining national award.

Zhong Hua, Director and Secretary

Zhong Hua, age 24, graduated from Sichuan Normal University, majoring in tourism and art design.  Zhong was once a clerk of Chengdu Jiazhou international hotel and China Railway Container Transportation Co., Ltd.

Liu Xingyou, Vice President

Liu Xingyou, age 62, has over twenty years experience in the legal field.  Liu was once the president of the People’s Court of Sichuan Province, and an investigator in the CPC Pengzhou Municipal Party Committee.  Liu has a strong professional knowledge of law, administrative management and good organization and planning abilities.

Zhou Qin, Vice President

Zhou Qin, age 45, earned a masters degree in aviation and space navigation system engineering and management engineering at North-West Industrial University.  A former air force colonel in the People’s Liberation Army, Zhou was at the head of the educational administration department and director of the teaching planning office, the managing officer of Air Force Equipment Plant of Chengdu Military Region and the assistant general manager of the Sichuan Traffic and Oilseeds Company.

Liao Xueji, Vice President

Liao Zueji, age 52, was once the colonel in the People’s Liberation Army.  Liao has many years of enterprise management experience.  Liao completed multiple theses for the China Military Library and Contemporary National Defense Library of China.  Liao was once the deputy executive president of Sichuan Longtan Mineral Water Plant and deputy executive manager of Chaoran Water Industry CO.,LTD.

Lei Li, Vice President of Finance

Lei Li, age 42, headed up the finance department of the Nitrogenous Fertilizer Plant and Insulated Materials CO.,LTD in Sichuan Ya’an.  Lei was an audit assistant in the Sichuan Zhongheng Accountant Office and department manager of Sichuan Qianjing Accounting Company.

None of the officers or directors have any material plan, contract or arrangement to which an officer or director is a party or in which he or she participates that is entered into in connection with the triggering event or any grant or award to any such covered person under any such plan, contract or arrangement in connection with any such event.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As disclosed above in Item 1.01, on October 22, 2007, the Company entered into an Agreement with Sichuan for the acquisition of a Marketing and Commission Agreement.  Pursuant to this Agreement, we have agreed to change our name to Chaolei Marketing and Finance Company.

The change in the Company’s name has been approved by the Board of Directors and by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Florida Business Corporation Act.  The effective date of this amendment was August 30, 2007.

ITEM 8.01    OTHER EVENTS

Effective October 22, 2007, in accordance with the Agreement, we underwent a 1 for 2.9408 reverse stock split.  Holders of record as of October 19, 2007 (“record date”) will receive 1/2.9408 shares of common stock for every one share previously held on October 22, 2007 (“pay date”).  Each shareholder is required to send their stock certificate(s) to the Company’s transfer agent to be exchanged for new share certificates.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
10.1	Agreement to Acquire Marketing and Commission Agreement by and among Sichuan Chaolei Industry Stock Company, LTD and Chaolei Marketing and Finance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chaolei Marketing and Finance Company

Date: October 26, 2007	By: /s/ Bruce Trulio
Bruce Trulio Assistant Secretary